UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2008

IAC/INTERACTIVECORP

(Exact name of Registrant as specified in charter)

Delaware

0-20570

59-2712887

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

555 West 18th Street, New York, NY

10011

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

At the Citi Entertainment, Media and Telecommunications conference on Tuesday, Barry Diller, CEO of IAC, made certain remarks about recent performance of the Company’s HSN business unit.  His remarks were misunderstood to mean that fourth quarter revenue growth for the Company’s HSN business unit was 20% over the prior year, but his intent was to convey that individual days were frequently showing up to 20% or greater growth over the prior year.  For the full fourth quarter, the Company currently expects HSN’s revenue growth (excluding revenue from America’s Store which was included in the year-ago quarter only given that it has ceased operations) to be approximately 8%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Gregory R. Blatt
Name:	Gregory R. Blatt
Title:	Executive Vice President and
General Counsel

Date: January 14, 2008